SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   September 8, 2005
PRESCIENT APPLIED INTELLIGENCE, INC.
f/k/a The viaLink Company
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-21729 (Commission File Number)	73-1247666 (IRS Employer Identification Number)
1247 Ward Avenue, Suite 200
West Chester, Pennsylvania 19380
(Address of principal executive offices)
Registrant’s telephone number, including area code: (610) 719-1600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act
☐       Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐       Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐       Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
Warrant

Item 3.02. Unregistered Sales of Equity Securities.
     On May 4, 2005, Prescient Applied Intelligence, Inc. (the “Company”), entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”), by and among the Company, TAK Investments, LLC (“TAK”), and certain holders of the Company’s Series F Preferred Stock. On May 5, 2005, the Company closed the private placement and issued an aggregate 8,471,381 shares of the Company’s common stock, $.001 par value (“Common Stock”), warrants (the “Warrants”) to acquire an aggregate 4,177,383 shares of Common Stock, and an aggregate 239.9419 shares of Series G Preferred Stock. The description of the Purchase Agreement and related matters that is set forth in the Company’s Current Report on Form 8-K filed on May 5, 2005, as amended on September 14, 2005, is incorporated herein by reference.
     On September 8, 2005, the Company issued an additional 5,113,636 shares of Common Stock to TAK and amended the Warrants held by TAK, which are exercisable for 1,534,091 shares of Common Stock, in order to reduce the exercise price of those Warrants to $0.50 per share. The additional issuance is required under the terms of the Purchase Agreement and is caused by the Company’s delay in completing the subsequent qualifying equity financing. The Company issued these securities to TAK in reliance on the exemptions set forth in Regulation D of the Securities Act of 1933, on the basis of the representations of TAK set forth in the Purchase Agreement.
     As a result of the additional shares to TAK, the previous holders of Series F Convertible Preferred stock are entitled to receive additional shares of Common Stock and Series G Preferred Stock in accordance with the conversion rights afforded to these holders under the Certificate of Designation for the Series F Convertible Preferred Stock.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
4.1*	Common Stock and Warrant Purchase Agreement, dated May 4, 2005, by and among the Company, TAK Investments, LLC, and certain holders of Series F Preferred Stock

4.2	Warrant for the purchase of shares of Common Stock, issued in the name of TAK Investments, LLC, as amended
* Incorporated by reference from the Company’s Form 8-K filed on May 5, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESCIENT APPLIED INTELLIGENCE, INC.

Date: September 14, 2005	By:	/s/ Stan Szczygiel

Stan Szczygiel, Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1*	Common Stock and Warrant Purchase Agreement, dated May 4, 2005, by and among the Company, TAK Investments, LLC, and certain holders of Series F Preferred Stock

4.2	Warrant for the purchase of shares of Common Stock, issued in the name of TAK Investments, LLC, as amended

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